SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C.  20549

                              FORM 8-K/A-1




Current report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of Earliest Event Reported)   November 13, 1996



                    XEROGRAPHIC LASER IMAGES CORPORATION
           (Exact name of registrant as specified in its charter)


         Delaware                        1-11236                   51-0319174
(State or other jurisdiction           (Commission                   (I.R.S.
     of incorporation)                 file number)                Ident. no.)

                     101 Billerica Avenue, 5 Billerica Park
                          North Billerica, MA   01862
                    (Address of principal executive offices)


                                  (508) 670-5999
                (Registrant's telephone, number including area code)













                    Information to be included in the Report


Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant.
          Not applicable.

Item 5.   Other Information.
          Exhibit 10.42 - License Agreement dated November 13, 1996

Item 6.   Resignations of Registrant's Directors.
          Not applicable.


Item 7.   Financial Statements and Exhibits.
          Not applicable.

Item 8.   Change in Fiscal Year.
          Not applicable.










                                Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


        Xerographic Laser Images Corporation
                    (Registrant)



Date:  November 13, 1996                  By :  /s/ James L. Salerno
                                                ---------------------------
                                                James L. Salerno, Principal
                                                 Financial and Accounting
                                                  Officer